FIFTH AMENDMENT TO THE
GPI US Consolidated Pension Plan
(As Amended and Restated Effective January 1, 2017)

        WHEREAS, Graphic Packaging International, LLC (the “Company”) maintains for the benefit of its employees the GPI US Consolidated Pension Plan (the “Plan”); and

        WHEREAS, Section 4.1 of the Plan authorizes the Board of Directors of Graphic Packaging Holding Company (the “Board”) to amend the Plan at any time; and

        WHEREAS, the Board has delegated to the Retirement Committee of Graphic Packaging International, LLC (the “Retirement Committee”) the responsibility to make certain amendments to the Plan; and

        WHEREAS, the Retirement Committee deems it desirable to amend the Riverwood International Hourly Retirement Subplan of the Plan (the “Riverwood Hourly Subplan”), consistent with recent collective bargaining, to restore disability benefits for employees at the Company’s Monroe, Louisiana Operations Plant (formerly known as its West Monroe, Louisiana Beverage Carton Plant) represented by Local 654 of the United Steel, Paper and Forestry, Rubber, Manufacturing, Energy, Allied-Industrial and Service Workers International Union, which had previously had been eliminated;

        NOW, THEREFORE, BE IT RESOLVED, effective as of the date this amendment to the Plan is executed, paragraph (5) of the section of Appendix D of the Riverwood Hourly Subplan entitled “PROVISIONS RESPECTING THE FREEZING OF BENEFIT ACCRUALS FOR CERTAIN MEMBERS AND THE CLOSING OF THIS APPENDIX D TO NEW MEMBERS” is amended to read as follows:

(5) A Non-Grandfathered Member, including a Member who makes the election to be treated as a NonGrandfathered Member in accordance with the subparagraph (2) above, shall remain eligible for a Disability Retirement in accordance with the terms of the Plan.

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BE IT FURTHER RESOLVED, that the Retirement Committee has approved this Fifth Amendment to the GPI US Consolidated Pension Plan this 19th day of September, 2019.

GRAPHIC PACKAGING INTERNATIONAL, LLC RETIREMENT COMMITTEE MEMBERS

By:	/s/ Stephen R. Scherger
Stephen R. Scherger

By:	/s/ Stacey Panayiotou
Stacey Panayiotou

By:	/s/ Brad Ankerholz
Brad Ankerholz

By:	/s/ Debbie Frank
Debbie Frank

By:	/s/ Brian A. Wilson
Brian A. Wilson

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